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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Administaff, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Richard
G. Rawson, Executive Vice President of Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



      /s/ Richard G. Rawson
--------------------------------------

Richard G. Rawson
Executive Vice President of Administration and Chief Financial Officer May 14, 2003



A signed original of this written statement required by Section 906 has been provided to Administaff, Inc. and will be retained by Administaff, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Administaff, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Paul J. Sarvadi, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



         /s/ Paul J. Sarvadi
-------------------------------------

Paul J. Sarvadi
President and Chief Executive Officer
May 14, 2003



A signed original of this written statement required by Section 906 has been provided to Administaff, Inc. and will be retained by Administaff, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.